UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2006


                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                                    --------
                 (State or other jurisdiction of incorporation)


           001-05767                                          54-0493875
           ---------                                          ----------
  (Commission File Number)                                 (I.R.S. Employer
                                                         Identification Number)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                            SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure.

     The following quarterly information is being provided to reflect revisions and reclassifications to prior year consolidated financial statements as disclosed in Note 1, Basis of Presentation, and in Note 22, Quarterly Financial Data (Unaudited), of the Notes to the Consolidated Financial Statements, included in Item 8, Financial Statements and Supplementary Data, of the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2006. Such revisions and reclassifications include the following:

o The company recorded a $7.5 million reduction to retained earnings at March 1, 2003, for corrections of errors related to lease accounting and for other matters.

o Amounts previously reported as rent expense have been reclassified to interest expense, and the related financing lease obligation has been reclassified from accrued straight-line rent and deferred rent credits to long-term debt on the consolidated balance sheets.

o    Interest   income  has  been   reclassified   from  selling,   general  and
     administrative expenses to a separate line item on the consolidated statements of operations.

o The results of two domestic subsidiaries have been presented as results from discontinued operations.

o Investments in variable rate demand notes have been reclassified from cash and cash equivalents to short-term investments; and deposits in transit have been reclassified from accounts payable to cash and cash equivalents.

o In order to provide a better measure of net-owned inventory, the company reclassified items previously classified as accounts payable to merchandise payable; expenses payable; accrued expenses and other current liabilities; and accounts receivable.

In addition, the following quarterly information reflects the reclassification of stock-based compensation from a separate line item on the consolidated statements of operations to selling, general and administrative expenses.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      CIRCUIT CITY STORES, INC.



                      By:      /s/ Philip J. Dunn
                               Philip J. Dunn
                               Senior Vice President, Treasurer, Corporate
                               Controller and Chief Accounting Officer


Dated:   June 16, 2006


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                            CIRCUIT CITY STORES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (Amounts in thousands except per share data)

                                                                                  (UNAUDITED)
                                                                                Three Months Ended
                                                             ----------------------------------------------------- Fiscal Year Ended
                                                              May 31,     August 31,    November 30,  February 28,   February 28,
                                                                2005         2005          2005          2006            2006
                                                             -----------  ------------  ------------  ------------  ---------------

NET SALES                                                    $2,227,850    $2,557,091    $2,901,385    $3,911,360      $11,597,686
Cost of sales, buying and warehousing                         1,669,958     1,947,449     2,201,371     2,947,976        8,766,754
                                                             -----------  ------------  ------------  ------------  ---------------

GROSS PROFIT                                                    557,892       609,642       700,014       963,384        2,830,932

Selling, general and administrative expenses                    583,008       608,099       686,668       732,758        2,610,533
                                                             -----------  ------------  ------------  ------------  ---------------

OPERATING (LOSS) INCOME                                         (25,116)        1,543        13,346       230,626          220,399

Interest income                                                   6,292         4,602         4,334         6,598           21,826

Interest expense                                                    415           215         1,113         1,400            3,143
                                                             -----------  ------------  ------------  ------------  ---------------

(Loss) earnings from continuing
     operations before income taxes                             (19,239)        5,930        16,567       235,824          239,082

Income tax (benefit) provision                                   (7,356)        2,065         6,415        86,846           87,970
                                                             -----------  ------------  ------------  ------------  ---------------

NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS                  (11,883)        3,865        10,152       148,978          151,112

LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX                    (1,226)       (2,517)          (10)       (5,260)          (9,013)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
     PRINCIPLE, NET OF TAX                                            -             -             -        (2,353)          (2,353)
                                                             -----------  ------------  ------------  ------------  ---------------

NET (LOSS) EARNINGS                                          $  (13,109)   $    1,348    $   10,142    $  141,365      $   139,746
                                                             ===========  ============  ============  ============  ===============

Weighted average common shares:
       Basic                                                    184,729       179,057       174,438       171,433          177,456
                                                             ===========  ============  ============  ============  ===============

       Diluted                                                  184,729       181,801       177,509       175,516          180,653
                                                             ===========  ============  ============  ============  ===============


(LOSS) EARNINGS PER SHARE:
     Basic:
       Continuing operations                                 $    (0.06)   $     0.02    $     0.06    $     0.87      $      0.85
       Discontinued operations                               $    (0.01)   $    (0.01)   $        -    $    (0.03)     $     (0.05)
       Cumulative effect of change in accounting principle   $        -    $        -    $        -    $    (0.01)     $     (0.01)
       Net (loss) earnings                                   $    (0.07)   $     0.01    $     0.06    $     0.82      $      0.79


     Diluted:
       Continuing operations                                 $    (0.06)   $     0.02    $     0.06    $     0.85      $      0.84
       Discontinued operations                               $    (0.01)   $    (0.01)   $        -    $    (0.03)     $     (0.05)
       Cumulative effect of change in accounting principle   $        -    $        -    $        -    $    (0.01)     $     (0.01)
       Net (loss) earnings                                   $    (0.07)   $     0.01    $     0.06    $     0.81      $      0.77






                            CIRCUIT CITY STORES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (Amounts in thousands except per share data)

                                                                                  (UNAUDITED)
                                                                                Three Months Ended
                                                               -------------------------------------------------- Fiscal Year Ended
                                                                May 31,     August 31,   November 30, February 28,  February 28,
                                                                  2004         2004         2004         2005          2005
                                                               -----------  -----------  -----------  -----------  -------------

NET SALES                                                     $ 2,093,911  $ 2,375,714  $ 2,531,659  $ 3,468,264  $  10,469,548
Cost of sales, buying and warehousing                           1,599,357    1,784,746    1,894,145    2,623,187      7,901,435
                                                               -----------  -----------  -----------  -----------  -------------

GROSS PROFIT                                                      494,554      590,968      637,514      845,077      2,568,113

Finance income                                                      5,564            -            -            -          5,564

Selling, general and administrative expenses                      508,696      608,338      646,746      717,054      2,480,834
                                                               -----------  -----------  -----------  -----------  -------------

OPERATING (LOSS) INCOME                                            (8,578)     (17,370)      (9,232)     128,023         92,843

Interest income                                                     2,116        3,208        3,442        5,638         14,404

Interest expense                                                      948        1,396        1,072        1,035          4,451
                                                               -----------  -----------  -----------  -----------  -------------

(Loss) earnings from continuing
    operations before income taxes                                 (7,410)     (15,558)      (6,862)     132,626        102,796

Income tax (benefit) provision                                     (2,709)      (5,618)      (2,141)      48,908         38,440
                                                               -----------  -----------  -----------  -----------  -------------

NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS                     (4,701)      (9,940)      (4,721)      83,718         64,356

(LOSS) EARNINGS FROM DISCONTINUED OPERATIONS, NET OF TAX           (1,240)      (1,983)      (1,179)       1,704         (2,698)
                                                               -----------  -----------  -----------  -----------  -------------

NET (LOSS) EARNINGS                                           $    (5,941) $   (11,923) $    (5,900) $    85,422  $      61,658
                                                               ===========  ===========  ===========  ===========  =============


Weighted average common shares:
       Basic                                                      199,429      195,350      195,135      187,797        193,466
                                                               ===========  ===========  ===========  ===========  =============


       Diluted                                                    199,429      195,350      195,135      190,667        196,227
                                                               ===========  ===========  ===========  ===========  =============


(LOSS) EARNINGS PER SHARE:
    Basic:
       Continuing operations                                  $     (0.02) $     (0.05) $     (0.02) $      0.45  $        0.33
       Discontinued operations                                $     (0.01) $     (0.01) $     (0.01) $      0.01  $       (0.01)
       Net (loss) earnings                                    $     (0.03) $     (0.06) $     (0.03) $      0.45  $        0.32


    Diluted:
       Continuing operations                                  $     (0.02) $     (0.05) $     (0.02) $      0.44  $        0.33
       Discontinued operations                                $     (0.01) $     (0.01) $     (0.01) $      0.01  $       (0.01)
       Net (loss) earnings                                    $     (0.03) $     (0.06) $     (0.03) $      0.45  $        0.31







                            CIRCUIT CITY STORES, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (Amounts in thousands)

                                                                            (UNAUDITED)
                                                            -----------------------------------------------
                                                            May 31, 2005    Aug. 31, 2005    Nov. 30, 2005   Feb. 28, 2006
                                                            --------------  --------------   --------------  --------------
ASSETS

Current Assets:
Cash and cash equivalents                                  $      543,649  $      387,639  $       417,802  $      315,970
Short-term investments                                            273,389         300,484          132,474         521,992
Accounts receivable, net of allowance for doubtful accounts       199,673         184,552          298,182         220,869
Merchandise inventory                                           1,673,631       1,664,854        2,676,695       1,698,026
Deferred income taxes                                              29,278          26,121           26,646          29,598
Income tax receivable                                              10,094           7,891           12,142           5,571
Prepaid expenses and other current assets                          48,767          57,606           65,665          41,315
                                                            --------------  --------------   --------------  --------------

Total Current Assets                                            2,778,481       2,629,147        3,629,606       2,833,341

Property and equipment, net of accumulated depreciation           704,778         759,621          803,531         839,356
Deferred income taxes                                              90,895          93,426           99,868          97,889
Goodwill                                                          206,267         224,928          228,593         223,999
Other intangible assets, net of accumulated amortization           30,057          32,547           29,763          30,372
Other assets                                                       39,358          40,238           38,968          44,087
                                                            --------------  --------------   --------------  --------------

TOTAL ASSETS                                               $    3,849,836  $    3,779,907  $     4,830,329  $    4,069,044
                                                            ==============  ==============   ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Merchandise payable                                        $      836,371  $      863,345  $     1,655,524  $      850,359
Expenses payable                                                  209,283         151,984          306,506         202,300
Accrued expenses and other current liabilities                    388,842         399,638          518,942         464,511
Accrued income taxes                                                    -               -                -          75,909
Short-term debt                                                         -          16,848           68,560          22,003
Current installments of long-term debt                              1,329           1,442            1,488           7,248
                                                            --------------  --------------   --------------  --------------

Total Current Liabilities                                       1,435,825       1,433,257        2,551,020       1,622,330

Long-term debt, excluding current installments                     20,463          22,173           38,410          51,985
Accrued straight-line rent and deferred rent credits              245,713         250,442          253,308         256,120
Accrued lease termination costs                                    82,696          75,216           64,880          79,091
Other liabilities                                                  90,764          92,417           94,399         104,885
                                                            --------------  --------------   --------------  --------------

TOTAL LIABILITIES                                               1,875,461       1,873,505        3,002,017       2,114,411
                                                            --------------  --------------   --------------  --------------

Stockholders' Equity:
Common stock                                                       91,491          91,235           88,516          87,395
Capital in excess of par value                                    640,635         562,057          475,727         458,211
Retained earnings                                               1,221,429       1,219,559        1,226,482       1,364,740
Accumulated other comprehensive income                             20,820          33,551           37,587          44,287
                                                            --------------  --------------   --------------  --------------

TOTAL STOCKHOLDERS' EQUITY                                      1,974,375       1,906,402        1,828,312       1,954,633
                                                            --------------  --------------   --------------  --------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $    3,849,836  $    3,779,907  $     4,830,329  $    4,069,044
                                                            ==============  ==============   ==============  ==============





                            CIRCUIT CITY STORES, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (Amounts in thousands)

                                                                             (UNAUDITED)
                                                            -----------------------------------------------
                                                            May 31, 2004    Aug. 31, 2004    Nov. 30, 2004   Feb. 28, 2005
                                                            --------------  --------------   --------------  --------------
 ASSETS

Current Assets:
Cash and cash equivalents                                  $    1,024,556  $      969,457  $       768,513  $      879,660
Short-term investments                                                  -               -                -         125,325
Accounts receivable, net of allowance for doubtful accounts       167,186         136,236          187,421         230,605
Merchandise inventory                                           1,533,402       1,632,643        2,454,526       1,455,170
Deferred income taxes                                                   -               -                -          31,194
Prepaid expenses and other current assets                          53,462          51,391           46,889          23,203
Assets of discontinued operations                                   5,085               -                -               -
                                                            --------------  --------------   --------------  --------------
Total Current Assets                                            2,783,691       2,789,727        3,457,349       2,745,157

Property and equipment, net of accumulated depreciation           698,187         723,391          749,676         726,940
Deferred income taxes                                              87,751          70,648           74,582          79,935
Goodwill                                                          181,347         208,316          223,954         215,884
Other intangible assets, net of accumulated amortization           37,480          31,696           33,559          31,331
Other assets                                                       38,753          32,325           27,698          40,763
                                                            --------------  --------------   --------------  --------------

TOTAL ASSETS                                               $    3,827,209  $    3,856,103  $     4,566,818  $    3,840,010
                                                            ==============  ==============   ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Merchandise payable                                        $      699,866  $      810,160  $     1,331,696  $      635,674
Expenses payable                                                  119,691         119,773          261,864         170,629
Accrued expenses and other current liabilities                    371,381         382,969          467,413         433,110
Accrued income taxes                                               70,343          35,974           26,771          75,183
Deferred income taxes                                              13,935          12,418            4,165               -
Short-term debt                                                         -           3,850           12,648               -
Current installments of long-term debt                             12,416          13,434           13,461             888
Liabilities of discontinued operations                              2,691               -                -               -
                                                            --------------  --------------   --------------  --------------

Total Current Liabilities                                       1,290,323       1,378,578        2,118,018       1,315,484

Long-term debt, excluding current installments                     35,100          21,916           21,617          19,944
Accrued straight-line rent and deferred rent credits              216,701         222,429          239,013         242,001
Accrued lease termination costs                                    52,698          57,131           52,652          90,734
Other liabilities                                                  79,754          83,818           88,290          91,920
                                                            --------------  --------------   --------------  --------------

TOTAL LIABILITIES                                               1,674,576       1,763,872        2,519,590       1,760,083
                                                            --------------  --------------   --------------  --------------

Stockholders' Equity:
Common stock                                                       99,650          97,592           95,625          94,075
Capital in excess of par value                                    867,300         818,167          759,406         721,038
Retained earnings                                               1,182,388       1,166,965        1,157,642       1,239,714
Accumulated other comprehensive income                              3,295           9,507           34,555          25,100
                                                            --------------  --------------   --------------  --------------

TOTAL STOCKHOLDERS' EQUITY                                      2,152,633       2,092,231        2,047,228       2,079,927
                                                            --------------  --------------   --------------  --------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $    3,827,209  $    3,856,103  $     4,566,818  $    3,840,010
                                                            ==============  ==============   ==============  ==============



                            CIRCUIT CITY STORES, INC.
                  SELLING, GENERAL AND ADMINISTRATIVE EXPENSES


Consolidated
                                                                 Three Months Ended                                Fiscal Year Ended
                                        May 31, 2005    August 31, 2005     November 30, 2005  February 28, 2006   February 28, 2006
(Dollar amounts in millions)           $   % of Sales    $   % of Sales      $    % of Sales    $   % of Sales       $    % of Sales
-----------------------------------------------------------------------------------------------------------------------------------
Store expenses                       $500.2   22.5%    $520.2   20.3%      $583.8    20.1%    $645.5    16.5%     $2,249.7    19.4%
General and administrative expenses    77.4    3.5       78.9    3.1         86.6     3.0       74.9     1.9        317.8     2.7
Stock-based compensation expense        3.2    0.1        6.6    0.3          9.3     0.3        7.8     0.2         26.9     0.2
Remodel expenses                          -      -          -      -            -       -          -       -            -       -
Relocation expenses                     2.0    0.1        0.3      -          2.6     0.1        2.2       -          7.1     0.1
Pre-opening expenses                    0.2      -        2.1    0.1          4.3     0.2        2.4     0.1          9.0     0.1
                                    ----------------------------------------------------------------------------------------------

Total                                $583.0   26.2%    $608.1   23.8%      $686.7    23.7%    $732.8    18.7%     $2,610.5    22.5%
                                    ----------------------------------------------------------------------------------------------



                                                                       Three Months Ended                          Fiscal Year Ended
                                        May 31, 2004      August 31, 2004   November 30, 2004  February 28, 2005   February 28, 2005
(Dollar amounts in millions)           $   % of Sales     $  % of Sales      $    % of Sales    $   % of Sales        $   % of Sales
-----------------------------------------------------------------------------------------------------------------------------------
Store expenses                       $449.1   21.5%    $516.1   21.7%      $548.7    21.7%    $636.5    18.4%     $2,150.4    20.5%
General and administrative expenses    50.8    2.4       63.6    2.7         69.0     2.7       71.0     2.0         254.4     2.4
Stock-based compensation expense        6.0    0.3        8.4    0.4          6.4     0.2       (1.7)      -          19.1     0.2
Remodel expenses                        0.1      -          -      -          0.2       -          -       -           0.3       -
Relocation expenses                     1.9    0.1       16.5    0.7         14.9     0.6        7.5     0.2          40.8     0.4
Pre-opening expenses                    0.8      -        3.7    0.1          7.5     0.3        3.8     0.1          15.8     0.2
                                    -----------------------------------------------------------------------------------------------

Total                                $508.7   24.3%    $608.3   25.6%      $646.7    25.5%     $717.1   20.7%     $2,480.8    23.7%
                                    -----------------------------------------------------------------------------------------------
Domestic
                                                                    Three Months Ended                             Fiscal Year Ended
                                        May 31, 2005      August 31, 2005   November 30, 2005  February 28, 2006   February 28, 2006
(Dollar amounts in millions)           $   % of Sales     $  % of Sales      $    % of Sales    $       % of Sales    $   % of Sales
------------------------------------------------------------------------------------------------------------------------------------
Store expenses                       $465.9   22.0%    $484.0   20.1%      $539.5    19.8%    $596.0    16.0%     $2,085.4    19.0%
General and administrative expenses    57.0    2.7       62.6    2.6         68.5     2.5       64.4     1.7         252.5     2.3
Stock-based compensation expense        3.1    0.1        6.4    0.3          9.0     0.3        7.4     0.2          25.9     0.2
Remodel expenses                          -      -          -      -            -       -          -       -             -       -
Relocation expenses                     2.0    0.1        0.3      -          2.6     0.1        2.2     0.1           7.1     0.1
Pre-opening expenses                    0.2      -        2.1    0.1          4.3     0.2        2.4     0.1           9.0     0.1
                                    -----------------------------------------------------------------------------------------------
Total                                $528.2   25.0%    $555.4   23.0%      $623.9    22.8%    $672.4    18.1%     $2,379.9    21.7%
                                    -----------------------------------------------------------------------------------------------



                                                                        Three Months Ended                         Fiscal Year Ended
                                        May 31, 2004      August 31, 2004   November 30, 2004  February 28, 2005   February 28, 2005
(Dollar amounts in millions)            $  % of Sales    $    % of Sales      $   % of Sales    $       % of Sales   $    % of Sales
------------------------------------------------------------------------------------------------------------------------------------
Store expenses                       $442.6   21.4%    $484.1   21.4%      $510.5    21.4%    $592.2    18.0%     $2,029.4    20.3%
General and administrative expenses    49.4    2.4       55.3    2.5         60.6     2.5       61.1     1.9         226.4     2.3
Stock-based compensation expense        5.9    0.3        8.4    0.4          6.2     0.3       (2.0)   (0.1)         18.5     0.2
Remodel expenses                        0.1      -          -      -          0.2       -          -       -           0.3       -
Relocation expenses                     1.9    0.1       16.5    0.7         14.9     0.6        7.5     0.2          40.8     0.4
Pre-opening expenses                    0.9      -        3.6    0.2          7.5     0.3        3.8     0.1          15.8     0.2
                                    -----------------------------------------------------------------------------------------------

Total                                $500.8   24.2%    $567.9   25.2%      $599.9    25.1%    $662.6    20.1%     $2,331.2    23.3%
                                    -----------------------------------------------------------------------------------------------





                            CIRCUIT CITY STORES, INC.
                           SEGMENT PERFORMANCE SUMMARY


Domestic Segment Performance Summary

                                                                         Three Months Ended                       Fiscal Year Ended
                                                     May 31,       August 31,      November 30,     February 28,    February 28,
(Amounts in millions)                                  2005           2005           2005              2006             2006
---------------------------------------------------------------------------------------------------------------------------------
Net sales                                              $2,114.7      $2,414.0      $2,730.8       $3,714.5          $10,974.0
Gross profit                                           $  512.9      $  557.8      $  641.1       $  892.7          $ 2,604.5
Selling, general and administrative expenses           $  528.2      $  555.4      $  623.9       $  672.4          $ 2,379.9
Net (loss) earnings from continuing operations         $   (5.9)     $    4.4      $   13.1       $  143.2          $   154.8




                                                                        Three Months Ended                       Fiscal Year Ended
                                                     May 31,       August 31,      November 30,     February 28,    February 28,
(Amounts in millions)                                  2004           2004            2004             2005              2005
---------------------------------------------------------------------------------------------------------------------------------
Net sales                                              $2,072.2      $ 2,257.9      $2,389.7       $3,294.8          $10,014.6
Gross profit                                           $  486.0      $   544.7      $  581.5       $  773.4          $ 2,385.6
Selling, general and administrative expenses           $  500.8      $   567.9      $  599.9       $  662.6          $ 2,331.2
Net (loss) earnings from continuing operations         $   (5.1)     $   (13.3)     $  (10.2)      $   73.3          $    44.7



International Segment Performance Summary

                                                                        Three Months Ended                        Fiscal Year Ended
                                                     May 31,       August 31,      November 30,     February 28,    February 28,
(Amounts in millions)                                  2005           2005            2005             2006              2006
---------------------------------------------------------------------------------------------------------------------------------
Net sales                                                $113.2         $143.0         $170.6          $196.8            $ 623.7
Gross profit                                             $ 45.0         $ 51.9         $ 58.9          $ 70.7            $ 226.4
Selling, general and administrative expenses             $ 54.8         $ 52.7         $ 62.8          $ 60.3            $ 230.6
Net (loss) earnings from continuing operations           $ (6.0)        $ (0.5)        $ (3.0)         $  5.8            $  (3.7)




                                                     May 12 -          Three Months Ended                         Fiscal Year Ended
                                                     May 31,       August 31,      November 30,     February 28,    February 28,
(Amounts in millions)                                  2004           2004           2004               2005             2005
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Net sales                                                 $21.7         $117.8         $142.0          $173.5            $ 454.9
Gross profit                                              $ 8.6         $ 46.2         $ 56.0          $ 71.7            $ 182.6
Selling, general and administrative expenses              $ 7.9         $ 40.4         $ 46.9          $ 54.4            $ 149.7
Net earnings from continuing operations                   $ 0.4         $  3.4         $  5.5          $ 10.5            $  19.7





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